ESC-SUMSUP-1 103015

Summary Prospectus Supplement dated October 30, 2015

The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, and Y shares of the Fund listed below:

Invesco European Small Company Fund

As of the open of business on November 30, 2015, Invesco European Small Company Fund will limit public sales of its shares to certain investors. Please see the “Other Information – Limited Fund Offering” section of the statutory prospectus for further information.